Exhibit 10.83

AMENDMENT AND FORBEARANCE

This AMENDMENT AND FORBEARANCE (“Agreement”) to is entered into as of March 26, 2008 by and between LSQ Funding Group, L.C. and BRE LLC (collectively, “Lender”), and Tri-S Security Corporation (“TSS”), Paragon Systems, Inc. (“Paragon”), The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc. (“Armor”), Protection Technologies Corporation, International Monitoring, Inc., Guardsource Corp. and Virtual Guard Source, Inc. (collectively, “Borrower”).

WHEREAS, Lender and Borrower have, entered into that certain AMENDED AND RESTATED CREDIT AGREEMENT (the “Credit Agreement”) and that certain LOAN AND SECURITY AGREEMENT (the “Loan Agreement”), both dated as of December 31, 2007, and the other documents entered into and contemplated therein, all as amended hereby (collectively, “Loan Documents”); and

WHEREAS, Borrower is or may be in default under section 13.3 of the Loan Agreement, and sections 5.16, and 5.17 of the Credit Agreement (each of the above collectively, the “Existing Defaults”). Notwithstanding anything to the contrary contained herein, no new or other Event of Default shall be an Existing Default; and

WHEREAS, Borrower has requested that Lender forbear from exercising its rights and remedies against Borrower relating to Existing Defaults from the date hereof through the earlier of the events described below, January 1, 2009, or the occurrence of an Event of Default other than an Existing Default (the “Forbearance Period”). Although Lender is under no obligation to do so, Lender is willing to forbear from exercising its rights and remedies against Borrower through the Forbearance Period on the terms and conditions set forth in this Agreement, so long as Borrower complies with the terms, covenants and conditions set forth in this Agreement in a timely manner.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Credit Agreement and Loan Agreement.

2. Agreements.

2.1 Forbearance. So long as no Event of Default, other than the Existing Defaults, occurs or exists, subject to the terms and conditions set forth herein, Lender agrees that during the Forbearance Period, Lender will not (x) exercise any default remedy available to Lender under any Loan Document or applicable law; (y) enforce collection from any Borrower or any Guarantor of any of the Obligations; or (z) foreclose on its security interest in any of the Collateral (as defined in all Loan Documents)

(a) Compliance with the terms of Section 13.3 of Loan Agreement are waived until the date that Borrower raises equity or subordinated debt on terms and conditions that are accepted by Lender, but not later than January 1, 2009.

(b) Compliance with terms of Sections 5.16 and 5.17 of Credit Agreement are waived until the date that Borrower raises equity or subordinated debt on terms and conditions that are accepted by Lender, but not later than January 1, 2009.

(c) To the extent that Borrower shall fail to repay the obligations owing on the 10% callable convertible promissory notes when due, compliance with Section 7.1(e) of Credit Agreement shall be waived, unless and until the date that Borrower raises equity or subordinated debt on terms and conditions that are accepted by Lender, but not later than January 1, 2009.

Except as expressly provided herein, this Agreement does not constitute a waiver or release by Lender of any Obligations or of any Event of Default other than the Existing Defaults, or of any Event of Default which may arise in the future after the date of this Agreement. If Borrower does not comply with the terms of this Agreement and the Loan Documents, as modified herein, Lender shall have no further obligations under this Agreement and shall be permitted to exercise at such time any rights and remedies against Borrower as it deems appropriate in its sole and absolute discretion. Borrower understands that Lender has made no commitment and is under no obligation whatsoever to grant any additional extensions of time at the end of the Forbearance Period.

3. Limitation of Forbearance.

3.1 This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Agreement shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender as follows:

4.1 Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default other than the Existing Defaults has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Credit Agreement and Loan Agreement;

4.3 The organizational documents of Borrower delivered to Lender on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Credit Agreement and Loan Agreement have been duly authorized by all necessary action on the part of Borrower;

4.5 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Documents do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Documents do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Agreement and the terms of such documents, the terms of this Agreement shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

6. Release by Borrower.

6.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Lender and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

6.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, or any equivalent statute or rule that may be applicable, which provides as follows:

“A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” (Emphasis added.)

6.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

6.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Lender to enter into this Agreement, and that Lender would not have done so but for Lender’s expectation that such release is valid and enforceable in all events.

6.5 Borrower hereby represents and warrants to Lender, and Lender is relying thereon, as follows:

(a) Except as expressly stated in this Agreement, neither Lender nor any agent, employee or representative of Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Agreement.

(b) Borrower has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Agreement are contractual and not a mere recital.

(d) This Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Agreement is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Lender, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

7. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Agreement shall be deemed effective upon (a) the due execution and delivery to Lender of this Agreement by each party hereto, (b) Borrower’s payment of all legal fees and costs in connection with this Agreement which are outstanding, and (c) Lender’s receipt of the Acknowledgment of Forbearance and Reaffirmation of Guaranty substantially in the form attached hereto.

9. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BORROWER:

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	Chairman/CEO

PARAGON SYSTEMS, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	Chairman/CEO

THE CORNWALL GROUP, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	Chairman/CEO

VANGUARD SECURITY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

FORESTVILLE CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ARMOR SECURITY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

INTERNATIONAL MONITORING, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

GUARDSOURCE CORP.

	By:	/s/ Ronald G. Farrell
	Name:	Ronald G. Farrell
	Title:	CEO

VIRTUAL GUARD SOURCE CORP.

	By:	/s/ Ronald G. Farrell
	Name:	Ronald G. Farrell
	Title:	CEO

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ A. Maxwell Eliscu
	Name:	A. Maxwell Eliscu
	Title:	Manager

BRE LLC

	By	/s/ A. Maxwell Eliscu
	Name:	A. Maxwell Eliscu
	Title:	Manager

ACKNOWLEDGMENT OF FORBEARANCE

AND REAFFIRMATION OF GUARANTY

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Amendment and Forbearance dated as of even date herewith (the “Forbearance”).

Section 2. Guarantor hereby consents to the Forbearance and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Documents shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Forbearance or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Forbearance, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of March 26, 2008.

GUARANTOR:

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PARAGON SYSTEMS, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

THE CORNWALL GROUP, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VANGUARD SECURITY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

FORESTVILLE CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ARMOR SECURITY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

INTERNATIONAL MONITORING, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

GUARDSOURCE CORP.

	By:	/s/ Ronald G. Farrell
	Name:	Ronald G. Farrell
	Title:	CEO

VIRTUAL GUARD SOURCE CORP.

	By:	/s/ Ronald G. Farrell
	Name:	Ronald G. Farrell
	Title:	CEO

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ Maxwell Eliscu
	Name:	Maxwell Eliscu
	Title:	Manager

BRE LLC

	By:	/s/ Maxwell Eliscu
	Name:	Maxwell Eliscu
	Title:	Manager